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                                                                   Exhibit 10.25

                              ASSIGNMENT OF OPTION

     This Assignment is entered into effective as of the 1st day of May, 1999, by and among James Colker ("Colker"), CEO Venture Fund III ("CEO") and Demegen, Inc. (the "Company").

                                  WITNESSETH:

     WHEREAS, on February 19, 1999 the Company granted a nonqualified stock option to Colker for the purchase of up to 25,000 shares of Common Stock of the Company at an exercise price of $0.45 per share (the "Option") pursuant to a Nonqualified Stock Option Agreement (the "Option Agreement"); and

     WHEREAS, pursuant to Paragraph 6 of the Option Agreement, Colker has the right to assign the Option to CEO; and

     WHEREAS, Colker desires to assign the Option to CEO and CEO wishes to assume the Option and agrees to be subject to the terms of the Option Agreement; and

     WHEREAS, the Company is willing to acknowledge the assignment.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the undersigned agree as follows:

     1. Assignment. Colker hereby assigns the Option to CEO and CEO accepts such assignment and agrees to be bound by the terms of the Option Agreement as if CEO were the original signatory thereto, and CEO acknowledges that is familiar with the terms and provisions of the Option Agreement, including without limitation,
(i) the Right of First Refusal set forth in Paragraph 12 and (ii) the terms of the Company's 1998 Stock Option Plan which are incorporated therein.

     2. Acknowledgement. The Company acknowledges the foregoing assignment and agrees to treat CEO as the Optionee for all purposes under the Option Agreement from and after the date hereof.

     3. Governing Law. This Assignment shall be governed by the laws of the Commonwealth of Pennsylvania without regard to any jurisdiction's conflict of laws provisions.

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     IN WITNESS WHEREOF, the undersigned have executed this Assignment effective as of the date first written above.





                                         /s/ James Colker
                                         ---------------------------------
                                         James Colker



                                         CEO VENTURE FUND III
                                         By: Colker and Newlin Management
                                             Associates III


                                         By: /s/ James Colker
                                            -----------------------------
                                            Name: James Colker
                                                 ------------------------
                                                 General Partner



                                         DEMEGEN, INC.


                                         By: Richard D. Ekstrom
                                            -----------------------------
                                            Name: Richard D. Ekstrom
                                                 ------------------------
                                            Title: President
                                                  -----------------------